Term Deposits - Schedule of Term Deposits (Detail) - USD ($) $ in Thousands	Mar. 31, 2024	Mar. 31, 2023
Term Deposit [Abstract]
Term deposits	$ 280,688	$ 202,674
Non-current	966	5,618
Current	279,722	197,056
Total	$ 280,688	$ 202,674